UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2023

Berkshire Grey, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39768	85-2994421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 South Road
Bedford, Massachusetts		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 833 848-9900

,

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BGRY	The Nasdaq Stock Market LLC
Redeemable Warrants	BGRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 20, 2021, Revolution Acceleration Acquisition Corp (“RAAC”), the predecessor to Berkshire Grey, Inc. (the “Company”), held a special meeting of stockholders (the “RAAC Special Meeting”) to approve certain matters relating to the business combination between RAAC and Berkshire Grey, Inc. One of these matters was a proposal to amend RAAC’s charter to, among other things, increase the total number of authorized shares of RAAC’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), from 75,000,000 shares to 385,000,000 shares (the “Charter Proposal”). The Charter Proposal was approved by a majority of the shares of Class A common stock, Class B common stock and Class C common stock of RAAC, voting together as a single class, that were outstanding as of the record date for the RAAC Special Meeting. After the RAAC Special Meeting, RAAC and Berkshire Grey, Inc. closed the business combination, and RAAC changed its name to Berkshire Grey, Inc.

As of December 31, 2022, the Company had 234,844,952 shares of Class A common stock issued and outstanding, as well as a significant number of additional shares of Class A common stock issuable upon conversion, exercise, or settlement of outstanding warrants, stock options, and restricted stock units.

A recent ruling by the Court of Chancery introduces uncertainty as to whether Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”) would have required the Charter Proposal to be approved by a separate vote of the majority of RAAC’s then-outstanding shares of Class A common stock.

In light of the recent Court of Chancery decision, and to resolve potential uncertainty with respect to the Company’s capital structure, on February 13, 2023, the Company filed a petition in the Court of Chancery under Section 205 of the DGCL to seek validation of the Charter Proposal and the shares issued thereunder. Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts. The Company is aware that a number of other former SPACs are facing similar concerns related to amendments to their charters, and some have already filed petitions under Section 205 of the DGCL in the Court of Chancery for similar reasons. A copy of the petition in the form filed with the Court of Chancery is attached hereto as Exhibit 99.1. and is also available at ir.berkshiregrey.com. Concurrently with the petition, the Company filed a motion to expedite the hearing on the petition.

On February 13, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the petition to be heard. The hearing has been set for February 27, 2023 at 4:00 p.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801.

This Current Report on Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the petition, such stockholder of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Berkshire Grey, Inc., C.A. No. 2023-0171-LWW (Del. Ch.), in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, S. Mark Hurd of Morris, Nichols, Arsht & Tunnell LLP, at shurd@morrisnichols.com.

If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization resulting from the Court of Chancery’s ruling referenced above could have a material adverse impact on the Company, including on the Company’s ability to complete equity or debt financing transactions or issue stock-based compensation to its employees, directors and officers until the underlying issues are definitively resolved. This uncertainty could impair the Company’s ability to execute its business plan, attract and retain employees, management and directors and adversely affect its commercial relationships.

The information found on, or otherwise accessible through, our website at ir.berkshiregrey.com is not incorporated into this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this report are only predictions. Berkshire Grey has based these forward-looking statements on current information and management’s current expectations and beliefs. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements.

In particular, no assurances can be made regarding the outcome or the timing of the Section 205 proceeding described above. If the Company is unsuccessful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization could limit its ability to complete equity or debt financing transactions or issue stock-based compensation to its employees, directors and officers until the underlying issues are definitively resolved. As described above, this uncertainty could have a material adverse impact on the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Petition of Berkshire Grey, Inc. pursuant to 8 Del. C. § 205.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Grey, Inc.

Date:	February 13, 2023	By:	/s/ Mark Fidler
Mark Fidler Chief Financial Officer